UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☒ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☐ Definitive Additional Materials
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DEALERADVANCE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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* Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1. Title of each class of Securities to which transaction applies: Not Applicable
2. Aggregate number of Securities to which transaction applies: Not Applicable
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5. Total fee paid: Not Applicable

* Fees paid previously with preliminary materials.

* Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1. Amount Previously Paid: Not Applicable
2. Forms, Schedule or Registration Statement No.: Not Applicable
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4. Date Filed: Not Applicable

DEALERADVANCE, INC.
16801 Addison Road, Suite 310
Addison, Texas 975001

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
and
Important Notice Regarding the Availability of Proxy Materials
For the Stockholder Meeting to Be Held on July 14, 2008

TO OUR STOCKHOLDERS:

Please take notice that the Special Meeting of stockholders of DealerAdvance, Inc., a Nevada corporation, will be held at 2:00 p.m., local time, on July 14, 2008 at our offices at 16801 Addison Road, Suite 310, Addison, Texas 75001 for the following purposes:

1. To elect Steven E. Humphries as our board of directors;

2. To approve the Restated Articles of Incorporation with Amendments to increase the authorized shares of Common Stock to 100,000,000,000 shares;

3. To approve the First Amendment to the Restated Articles of Incorporation for a one-for-one hundred reverse split of our outstanding common stock without affecting the number of authorized shares of common stock; and,

4. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

We recommend that you vote FOR all matters above.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to security holders are available at www.transferonline.com. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 18, 2008 to facilitate timely delivery.

To vote online and review the materials made available at our Web site:

1. Simply go to www.trandferonline.com.

2. Click the word “Vote Online” in the upper right hand corner.

3. Type in the Authorization Code and your Proxy Code.

Our Proxy Statement for the Special Meeting and Annual Report to Stockholders on Form 10K for 2007 and Form 10Q for the quarter ended March 31, 2008 are also available for your review on this Web site.

To obtain a paper or e-mail copy of materials or get directions to the Special Meeting:

To request a printed or e-mail copy of the above materials for this Special Meeting, and proxy materials for all other meetings, or to obtain directions to be able to attend and vote in person:

1. Please call 1-800-808-0899;

2. Please Email our transfer agent andrew@transferonline.com.

3. Please visit www.transferonline.com.

Stockholders of record at the close of business on May 14, 2008 are entitled to vote at the meeting. For everybody’s convenience we hope that you will vote online. You are cordially invited to attend. Whether or not you expect to attend, complete and return a proxy as soon as possible to assure your representation at the meeting. Your vote is important to us.

By Order of the Board of Directors

David L. Wange, Chief Financial Officer and Secretary

June 4, 2008

DEALERADVANCE, INC.
16801 Addison Road, Suite 310
Addison, Texas 975001

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

This proxy is solicited on behalf of our Board of Directors for use at our Special Meeting of stockholders. The meeting is to be held at 2:00 p.m., local time, on July 14, 2008, at our offices at 16801 Addison Road, Suite 310, Addison, Texas 75001.

You are requested and encouraged to vote by proxy. For your convenience we have made arrangements for you to vote online. Please refer to the Notice of Special Meeting of Stockholders and Important Notice of Electronic Availability of Materials for the Stockholder Meeting to Be Held on July 14, 2008. Your proxy will be voted as you specify on the proxy. Your shares will be voted "for" each of the matters to be acted upon unless otherwise specified. You may withhold authority from the proxy holders to vote "for" election of a director nominee and the other matters to be acted upon at the meeting. To withhold authority, mark the box "withhold authority," and in the case of the election of directors, strike through the name of the nominee. If you do not strike through the name your proxy will be voted "for" such nominee. You may revoke your proxy before it is voted by written notice addressed to David L. Wange, Secretary, 16801 Addison Road, Suite 310, Addison, Texas 75001, by issuing a later proxy, or by attending and voting in person at the meeting. Printed ballots will be available at the meeting.

Our voting securities consist of shares of common stock, $.0001 par value (the "common stock"). Stockholders of record at the close of business on May 14, 2008 are entitled to vote at the meeting. There were 929,514,056 shares of common stock issued and outstanding on the record date. Each share has one vote on any matter to be acted upon at the meeting. A quorum for the transaction of business is one-third of the shares entitled to vote. Each matter to be acted upon at the meeting will be approved if the votes "for" are greater than the votes "against." Abstentions and "broker non-votes" are counted in determining a quorum. They are not counted "for" or "against" any matter. There are no dissenters' rights of appraisal with respect to the matters to be acted upon at the meeting.

We will conduct this proxy solicitation initially by mailing notice and then by making materials available at our designated website unless you request a paper or e-mail copy. This proxy statement and form of proxy will be first sent or given to stockholders on or about June 4, 2007. Proxies may also be solicited personally, by mail, e-mail or telephone. We will pay the expenses of the proxy solicitation, including the cost of preparing, assembling and mailing the material and making them electronically available. Directors, officers and regular employees may solicit proxies and will not receive additional compensation for soliciting. No specially engaged employees, representatives or other persons have been or are to be employed to solicit proxies. We will request banks and brokers to forward material to their customers who beneficially own shares held of record in nominee name and will reimburse the banks and brokers for reasonable out-of-pocket expenses.

The matters to be acted upon at the meeting are listed in the preceding notice and more fully discussed below under the caption "Matters to be Acted Upon."

Directors, Executive Officers, Promoters and Control Persons; Compliance with Section 16(a) of the Exchange Act.

Directors and Executive Officers; Corporate Governance

Name	Age	Positions
Steven E. Humphries	55	Chief Executive Officer, Treasurer and Director
David L. Wange	48	Chief Financial Officer and Secretary
David T. Scaturro	56	Vice President Marketing and Sales
Rajneesh K. Sharma	37	Chief Information Officer

Our Board of Directors is comprised of one director of one class. Each director is elected to hold office until the next Special Meeting of stockholders and until his successor has been elected and qualified. The following is a brief description of the background and experience of our director and officers.

Steven E. Humphries has been Chief Executive Officer, Treasurer and Director since August 2006. During his thirty-year career in the broadcast industry, Mr. Humphries gained extensive executive experience and has started, managed, operated, and consulted with numerous radio stations and broadcast groups, specializing in Spanish language programming. He has been the chief executive officer and owner of Humphries Marketing Group, LLC (“HMG”), a full-service automotive boutique advertising agency he founded in 2003. He attended the University of Oklahoma from 1970 through 1971.

David L.Wange has been Chief Financial Officer since May 2007. Prior thereto he was a consultant in Dallas, Texas, specializing in Sarbanes-Oxley Act and audit consulting. His clients included brokerage firms, private equity firms, retail merchandisers, certified public accounting firms, and a major consulting firm. From 2003 through 2005, Mr. Wange was an account executive for RHMHR, Inc., a Dallas consulting firm. He has been a certified public accountant in Texas since 1996, and holds a Master of Science in Accounting from the University of Texas at Dallas, a Master of Arts in Biblical Studies from Dallas Theological Seminary, and a Bachelor of Science in Economics from Texas A&M University.

David T. Scaturro has been Vice President Marketing and Sales since July 2007. He has been the chief operating officer and co-owner with Mr. Humphries of HMG since 2004. From 1992 through 2003, Mr. Scaturro was employed by Infinity Broadcasting, Dallas, Texas, as general sales manager for various stations. He attended Southern Illinois University, Edwardsville from 1970 through 1972.

Rajneesh K. Sharma has been Chief Information Officer since July 2007 and has headed our software development and technical support team since June 2006. Since 1999, he has been employed as a software architect and developer with several companies. Mr. Sharma earned a Bachelor of Science in Electrical Engineering and Software from Cogswell Polytechnic in Sunnyvale, California in 2004.

Committees of the Board of Directors

 Audit Committee. We have no audit committee of the Board of Directors. We are exempt from the Securities and Exchange Commission requirements for a separate audit committee.

 No Compensation Committee. We have no compensation committee of the Board of Directors. The entire board acts as our compensation committee. Transactions between Mr. Humphries, HMG and us are not conducted at arm's-length. These include their compensation arrangements set forth in Executive Compensation and the transactions set forth in Certain Relationships and Related Transactions and Director Independence below. Mr. Humphries, without any independent authorization, review or oversight sets the terms of these arrangements and transactions. There can be no assurance that the terms thereof are comparable to those that would be negotiated at arm's-length or otherwise fair and reasonable, despite the good faith belief of Mr. Humphries that they are.

Meetings of Directors

There were no formal meetings of the Board of Directors and no formal meeting of committees thereof in 2007. The board acted by unanimous consent five times in 2007. We have adopted a policy that all directors must attend the Special Meeting of directors following the stockholders meeting and two-thirds of all other meetings of directors.

Codes of Ethics

During 2008, we adopted a Code of Business Conduct and Ethics that addresses, among other things, conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and use of company assets, compliance with laws (including insider trading laws), and reporting of unethical behavior. The Code of Business Conduct and Ethics is applicable to our directors, officers and all employees.

In addition, we have adopted a Finance Code of Ethics that requires honest and ethical business conduct, full, accurate and timely financial disclosures, compliance with all laws, rules and regulations governing our business, and prompt internal reporting of any violations of the code. The Finance Code of Ethics is applicable to our Chief Executive Officer, Chief Financial Officer, Controller (there is no Controller at this time) and all finance employees. We intend to satisfy the disclosure requirements under Item 10 of Form 8-K regarding any amendment to or waiver of the Code of Ethics with respect to our Chief Executive Officer, Chief Financial Officer, Controller, and persons performing similar functions, by posting such information on our website.

Compliance with Section 16(a) of the Exchange Act

Our directors and executive officers failed to file on a timely basis reports required by Section 16(a), including Forms 3, 4 and 5 during the three most recent fiscal years and the year to date. With respect to Mr. Humphries there were seven late reports covering four transactions that were not reported on a timely basis. With respect to Mr. Wange, there were three late reports covering one transaction that was not reported on a timely basis. With respect to Mr. Scaturro, there were four late reports covering three transactions that were not reported on a timely basis. With respect to Mr. Sharma, there were four late reports covering two transactions that were not reported on a timely basis. As of the date hereof, all reports required by Section 16(a) have been filed and are available on our web site www.dealeradvance.com.

Executive Compensation.

Summary Compensation Table

The following table sets forth certain information about the compensation paid to management during the 2006 through 2007 fiscal years:

	Annual Compensation					Long Term Compensation
Name and principal position	Year	Salary ($)		Other annual compensation ($)*		Awards			Payouts		All other compensation ($)

						Restricted stock award(s) ($)		Securities underlying options/SAR (#)	LTIP payouts ($)

Steven E. Humphries, Chief Executive Officer, Treasurer and Director	2007 2006	$ $	115,000 -0-	$ $	20,000 -0-	$ $	84,400 -0-	-0- 666,667	$ $	-0- -0-	$ $	-0- -0-

David L. Wange, Chief Financial Officer and Secretary	2007 2006	$ $	47,588 -0-	$ $	10,500 -0-	$ $	-0- -0-	-0- -0-	$ $	-0- -0-	$ $	-0- -0-

David T. Scaturro, Vice President Marketing and Sales	2007 2006	$ $	45,000 -0-		$1,500 -0-		$-0- -0-	-0- 666,667	$ $	-0- -0-	$ $	-0- -0-

Rajneesh K. Sharma, Chief Information Officer	2007 2006	$ $	126,550 50,726		$1,500 -0-		$-0- -0-	-0- 666,667	$ $	-0- -0-	$ $	-0- -0-
* Consists of bonuses.

Equity Compensation Plan Information

The directors terminated the 2007 Incentive Stock Plan effective December 31, 2008. On March 4, 2008, the Board of Directors adopted the 2008 Stock Award Plan to provide incentive compensation to employees, directors, officers and others who serve us. The plan provided for the granting of up to 50,000,000 shares of Common Stock to our personnel on such terms as the directors may determine. All 50,000,000 of the shares have been awarded. See Executive Compensation – Employment and Other Compensation-Related Agreements with Management.

On April 30, 2008 the Board of Directors adopted the 2008-2 Stock Award Plan to provide for the granting of up to 100,000,000 shares (the "Plan"). The Plan supercedes all of our previous stock option plans. The directors may amend the Plan. We have not granted any stock awards under the Plan.

Option Grants to Management in 2007

There were no option grants to management during 2007.

Option Exercises and Year-End Values

 The following table sets forth certain values with respect to stock options exercised and held by management at the end of 2007:

Name	Share Acquired on Exercise (#)	Value Realized	Number of Securities Underlying Unexercised Options/SAR’s at FY-end (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options/SAR’s at FY-end (S) Exercisable/ Unexercisable

Steven E. Humphries, Chief Executive Officer, President and Director	-0-	N/A	666,667	$2,000

David L. Wange, Chief Financial Officer and Secretary	-0-	N/A	-0-	N/A

David T. Scaturro, Vice President Marketing and Sales	-0-	N/A	666,667	$2,000

Rajneesh K. Sharma, Chief Information Officer	-0-	N/A	666,667	$2,000

Each of these options was exercised for $2,000 in January 2008.

Employment and Other Compensation-Related Agreements with Management

On November 20, 2007, Mr. Humphries was issued 5,000,000 shares of Common Stock for services rendered valued at $84,400. On March 4, 2008, Mr. Humphries was issued 25,000,000 shares of Common Stock for services rendered valued at $50,000. On April 4, 2008, Mr. Humphries was issued 50,000,000 shares in consideration of services rendered valued at $56,000. Mr. Humphries’ current salary is $20,000 per month. On May 12, 2008, Mr. Humphries was issued 180,000,000 shares in consideration of negotiating approximately $300,000 in additional financing for us by means of Callable Secured Convertible Notes and Common Stock Purchase Warrants issued in a private placement, negotiating distribution agreements, offering us a line of credit of up to $250,000 of credit in his discretion and as we may require pursuant to an Advance Demand Promissory Note, and waiving $10,388 of commissions payable as of March 31, 2008 and all future commissions payable to HMG until such time as we shall become profitable.

On March 4, 2008, Mr. Wange was issued 2,000,000 shares of Common Stock for services rendered valued at $4,000. On April 4, 2008, Mr. Wange was issued 5,000,000 shares for services rendered valued at $5,600. Mr. Wage’s current salary is $10,000 per month.

The current annual salary of Mr. Scaturro is $60,000. On March 4, 2008, Mr. Scaturro was issued 1,000,000 shares of Common Stock for services rendered valued at $2,000. On April 4, 2008, Mr. Scaturro was issued 2,500,000 shares for services rendered valued at $2,800.

On March 4, 2008, Mr. Sharma was issued 1,000,000 shares of Common Stock for services rendered valued at $2,000. Mr. Sharma’s current salary is $11,666 per month.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth information, as of May 14, 2008, with respect to the beneficial ownership of our common stock by each person known to be the beneficial owner of more than five percent of the outstanding common stock, and by our director and four executive officers, individually and as a group.

Name and Address	Numbers of Shares Beneficially Owned	%
Steven E. Humphries, 5709 Walden Drive, Addison, TX 75093	260,666,667	28.04%
David L. Wange 2201 Rolling Oak Lane, Garland, TX 75044	7,000,000	0.75%
David T. Scaturro 6301 Thorn Branch Drive Plano, TX 75093	4,436,667	0.48%
Rajneesh K. Sharma 5945 West Parker Road #1011, Plano, Texas 75093	1,666,667.18%
Directors and Executive Officers as a Group (four persons)	273,770,001	29.45%

Certain Relationships and Related Transactions and Director Independence.

Transactions with Directors, Officers and Principal Stockholders

We now have an arrangement with HMG to provide us office, space, equipment, and marketing and sales support on a turnkey basis in consideration of the payment of $6,750 per month plus a commission of 20% on sales made by HMG. On May 12, 2008, Mr. Humphries, on behalf of HMG, waived $10,388 in commissions payable as of March 31, 2008 and future commissions payable to HMG until such time as we become profitable. On May 14, 2006, we entered into a three-year consulting agreement with HMG to provide management services for $15,000 plus a 20% commission on net sales. During 2007, we paid $120,750 to HMG under the agreement, including sales commissions. The agreement was terminated effective December 31, 2007.

On December 20, 2006, we made an $81,800 personal loan to Mr. Humphries. Mr. Humphries issued us a promissory note due on or before June 30, 2007 with interest at the prime rate. The loan was repaid on May 14, 2008.

On December 20, 2006, we made a $32,341 loan to HMG. HMG issued us a promissory note due June 30, 2007 with interest at the prime rate. The loan was repaid on May 14, 2008.

On August 14, 2006, Mr. Carey a former director and officer and a principal stockholder, entered into a Settlement Agreement with the Company pursuant to which Mr. Carey waived all rights to the following: accrued salary in the amount of $781,369; a bridge loan in the amount of $262,000; a bridge loan in the amount of $360,000; auto allowance payable in the amount of $25,600; and, accrued interest in the amount of $370,299. In consideration of this waiver, the Company agreed to pay Mr. Carey $8,000 a month over a period of 15 months, now modified to $2,150 per month, issue Mr. Carey a convertible note in the amount of $661,369 (the "Carey Note") and issue Mr. Carey 5,117 shares of Series D Convertible Preferred Stock with an aggregate stated value of $1,017,899. The Carey Note matures on August 13, 2016, bears no interest and is convertible at the option of Mr. Carey at the market price of the Company's common stock. The shares of Series D Preferred Stock are convertible by dividing the stated value by the closing bid price on the day immediately prior to conversion.

We believe that the terms of all of the above transactions are commercially reasonable and no less favorable to us than we could have obtained from an unaffiliated third party on an arm's length basis. However, the loans to Mr. Humphries and HMG violate the prohibition on loans to executives under Section 13(k) of the Securities Exchange Act of 1934 (402 of the Sarbanes Oxley Act of 2002) that makes it unlawful for us to extend credit in the form of a personal loan to or for any director or executive officer. As a result, despite the fact that a portion of such loans were repaid, we, along with Mr. Humphries and HMG may be subject to fines, sanctions and/or penalties. Section 32 of the Securities Exchange Act of 1934 provides for a fine to us of up to $25,000,000 and a fine to Mr. Humphries of not more than $5,000,000 or imprisonment of up to 20 years, or both for Mr. Humphries. At this time, we are unable to determine the amount of such fines, sanctions and/or penalties that may be incurred.

For additional transactions with management, see also Executive Compensation – Employment and Other Compensation-Related Agreements with Management.

Recapitalization Agreement

We intend to enter into a Recapitalization Agreement (the “Recapitalization Agreement”) with AJW Partners, Inc., AJW Offshore, Ltd., AJW Qualified Partners, LLC, and New Millennium Capital Partners II, LLC (hereinafter collectively referred to as the "Investors") and ancillary agreements (the “Transaction Agreements”). Under the Recapitalization Agreement, we will sell the Investors $28,515,825 in aggregate principal amount of Callable Secured Convertible Notes (the "New Convertible Notes") in exchange for $9,472,060 in aggregate principal amount of the Convertible Notes described in Item 13. Certain Relationships and Related Transactions and Director Independence in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007. The New Convertible Notes will be due in three years and bear interest at 6% annual interest payable quarterly. The Investors may convert the New Convertible Notes into shares at 70% of the three lowest intraday trading prices during the twenty trading days prior to conversion, except for those New Convertible Notes for which the applicable percentage is 84%.

The effect of the Recapitalization Agreement will be to refinance our existing indebtedness to the Investors. The amount of that indebtedness will increase by $17,285,170, while the interest rate will be decreased to 6%, the due date will be extended until May 15, 2011, and prior technical defaults have in effect been waived.

The Stock Purchase Warrants (the “Warrants”) previously issued to the Investors will remain in full force and effect as described in Item 13. Certain Relationships and Related Transactions and Director Independence - Securities Purchase Agreement in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

Based on the conversion price of $. 0008 on May15, 2008 the principal amount of New Convertible Notes can be converted into a minimum of approximately 36 billion shares. Additional shares may be issued if accrued interest is converted. Management believes that the actual conversion price may be lower and more than the minimum number of shares may be issued when the New Convertible Notes are converted.

As the purpose of this transaction is to refinance our existing indebtedness, we will not receive any proceeds from issuing the New Convertible Notes.

The conversion price of the New Convertible Notes and the exercise price of the Warrants will be adjusted in the event that we issue common stock at a price below the fixed conversion price or below market price. The conversion price of the New Convertible Notes and the exercise price of the Warrants may be adjusted in certain circumstances such as if we pay a stock dividend, subdivide or combine outstanding shares of common stock into a greater or lesser number of shares, or take such other actions as would otherwise result in dilution of the Investors’ positions.

Payment of the New Convertible Notes will be secured by all of our assets pursuant to a Security Agreement and an Intellectual Property Security Agreement.

Pursuant to a Registration Rights Agreement we will agree to file a registration statement to register on request by the Investors the shares underlying the New Convertible Notes and Warrants.

We will be subject to the payment of certain penalties and damages in the event we do not satisfy our obligations under the Transaction Agreements including those with respect to registration of the shares underlying the New Convertible Notes and Warrants.

Principal Accountant Fees and Services.

The following table presents fees for professional services rendered by Paritz & Company, P.A. to us for 2007 and 2006:

Types of Fees		Year Ended December 31, 2007	Year Ended December 31, 2006
	Audit Fees (a)			$17,525	$18,200
Tax Fees (b)		$-0-	$-0-
Other Fees (c)		$3,039	$3,750

To safeguard the continued independence of the independent auditors, the Board has adopted a policy that expands our existing policy preventing our independent auditors from providing services to us that are prohibited under Section 10A(g) of the Securities Exchange Act of 1934, as amended. This policy also provides that independent auditors are only permitted to provide services to the Company that have been pre-approved by the Board of Directors. Pursuant to the policy, all audit services require advance approval by the directors. All other services by the independent auditors that fall within certain designated dollar thresholds, both per engagement as well as annual aggregate, have been pre-approved under the policy. Different dollar thresholds apply to the three categories of pre-approved services specified in the policy (Audit Related services, Tax services and other services). The directors must approve all services that exceed the dollar thresholds in advance.

MATTERS TO BE ACTED UPON AT THE MEETING

Proposal 1. Election of Directors

Our Bylaws provide for one director. Directors are elected annually and hold office until the next Special Meeting of stockholders, until their respective successors are elected and qualified or until their earlier death, resignation or removal. The Board of Directors intends to appoint a nominee for director to fill this vacancy as soon as possible. It is intended that the proxies solicited hereby will be voted "for" election of the following nominee unless otherwise specified: Steven E. Humphries. Steven E. Humphries is the director of the Company. For a description of his background and experience, including his principal occupations during the past five years and the name and principal business in which such occupations were carried on, and the nominating process, please refer to Directors and Executive Officers; Corporate Governance.

Proposal 2. Approval of Restated Articles of Incorporation with Amendments to increase our authorized common stock to 100,000,000,000 shares.

Our Board of Directors approved Restated Articles of Incorporation with Amendments to increase our authorized capital to 100,000,000,000 shares of common stock and 1,000,000,000 shares of preferred stock. The full text of the Restated Articles of Incorporation with Amendments is attached to this proxy statement as Exhibit A.

Reasons for proposal

Our Board of Directors believes that the amendment is in the best interests of our stockholders and us. We have almost exhausted our authorized capital. On the record date we had 8,500,000,000 shares of common stock authorized. We believe that after the increase is approved, we will have a sufficient number of authorized shares to meet our obligations to issue additional shares and for future contingencies.

The increase in authorized capital is required in connection with the issue of Notes and Warrants described in Certain Relationships and Related Transactions and Director Independence — Securities Purchase Agreements. We do not have sufficient shares authorized and available to issue upon the conversion of the Notes and the exercise of the Warrants. We are obligated to issue an estimated 36,000,000,000 shares upon conversion of our outstanding Notes and the exercise of outstanding Warrants issued in connection with the Securities Purchase Agreements. Under those agreements, we agreed to convene a meeting of the stockholders to increase the number of authorized shares.

If we are unsuccessful in timely increasing our authorized number of shares of common stock, we will be in default under the Securities Purchase Agreements and could face significant adverse consequences. Those consequences include, among other things, our loss of proceeds from future sales of notes to the Investors under the Securities Purchase Agreements and payment of substantial penalties, our need to repay in cash the Notes, and/or the loss of our assets through foreclosure by the Investors of their security interests. Any of these events may have a material adverse effect on our business, operations, financial condition, and cash flow. As of the date of this proxy statement, we are in default under our agreements with the Investors because we do not have a sufficient number of authorized shares reserved for issuance upon the conversion of the Notes and the exercise of the Warrants, and we will be in default under our agreements with the Investors if we exhaust our authorized capital.

We have no other specific plans to issue common stock or preferred stock other than to issue common stock upon the conversion of the Notes, the exercise of the Warrants and stock awards under the Plan.

Interest of Management in Restated Articles of Incorporation with Amendments

Management does not have a direct or indirect material interest in the proposed Restated Articles of Incorporation with Amendments.

Proposed changes in authorized capital

Under the Restated Articles of Incorporation with Amendments, our authorized capital stock will be 100,000,000,000 shares of common stock, no par value, and 1,000,000,000 shares of preferred stock, $.01 par value. Our authorized capital is 8,500,000,000 shares of common stock and 1,000,000,000 shares of preferred stock. Under the Restated Articles of Incorporation with Amendments, the Board of Directors in the future may increase or decrease the number of issued and outstanding shares of authorized capital stock without or without correspondingly decreasing the number of authorized shares of the same class or series.

Shares of common stock may be issued from time to time as the Board of Directors may determine. Holders of common stock will be entitled to receive such dividends as may be declared by the Board of Directors out of funds legally available therefor after the requirements with respect to preferential dividends on the preferred stock, if any, have been met, and we have complied with all other requirements and subject to any other conditions relating to the preferred stock. In the event of liquidation, holders of common stock will be entitled to a proportionate share in any distribution of our assets after the payment of liabilities and after distribution in full of preferential amounts, if any, to be distributed to holders of the preferred stock. Holders of common stock will not have preemptive rights. Each share of common stock will be entitled to one vote, and cumulative voting will not be permitted in the election of directors.

At such time as there will be six or more directors, these directors will be elected in three classes for terms of up to three years, and vacancies that occur during the year may be filled by the Board of Directors to serve for the remainder of the full term.

Shares of preferred stock may be issued from time to time in one or more series as may be determined by the Board of Directors. The voting powers, the preferences, the relative, participating, optional and other special rights of each such series, and the qualifications, limitations or restrictions thereof shall be established by the Board of Directors except that no holder of preferred stock shall have preemptive rights.

A quorum for the transaction of business at any meeting of the stockholders will be one-third of the shares entitled to vote. The affirmative vote of the holders of at least a majority of the shares voted at a meeting of the stockholders at which a quorum is present will constitute stockholder approval of matters to be acted upon by the stockholders. However, in the case of a sale or other transfer of substantially all our assets, liquidation, merger, consolidation, reorganization, or similar type of extraordinary corporate transaction with a beneficial owner of 10% or more of such shares, the affirmative vote of two-thirds of the shares entitled to vote thereon will constitute approval unless such transaction is with an affiliate or subsidiary, or the transaction is approved by the affirmative vote of a majority of our continuing directors. Continuing directors will be those directors who were our directors prior to the beneficial owner of 10% or more becoming a beneficial owner or affiliate, or who are designated continuing directors prior to or at their first election as directors.

Stockholders may act by written consent of a majority of the shares entitled to vote, subject to any greater voting requirements as set forth above.

Possible anti-takeover effect

Although our Board of Directors has no current plans to use the additional shares of common stock, "blank check" preferred stock, classification of directors, cumulative voting and greater than a majority voting requirements to entrench present management, the foregoing are considered anti-takeover measures to prevent hostile takeover attempts. To the knowledge of management, no hostile takeover attempts are presently threatened or contemplated.

Proposal 3. Approval of First Amendment to Restated Articles of Incorporation with Amendments to approve a one for one hundred reverse stock split.

General

Our Board of Directors has unanimously adopted a resolution approving the First Amendment to the Restated and Amended Articles of Incorporation with Amendments to effect a one-for-one hundred reverse split of our outstanding common stock without affecting the number of authorized shares of common stock. The full text of the First Amendment to Restated Articles of Incorporation with Amendments is attached to this proxy statement as Exhibit B.

If the stockholders approve this proposal, the Board of Directors will have the authority to effect the reverse stock split by filing the First Amendment to the Restated and Amended Articles of Incorporation with Amendment with the Nevada Secretary of State. The Board of Directors reserves the right not to effect the reverse split if it is no longer in the best interests of the Company and its stockholders. A vote FOR Proposal Three will include authorization for the board of directors to not to proceed.

Reasons for the Reverse Split

Management believes the reverse split is in the best interests of the Company and its stockholders. Management believes the reverse split is required in connection with the issue of Notes and Warrants described in Certain Relationships and Related Transactions and Director Independence— Securities Purchase Agreements. We do not have sufficient shares authorized and available to issue upon the conversion of the Notes and the exercise of the Warrants. Management also believes that the reverse split may broaden the market for our common stock. The resulting anticipated increased price level might encourage interest in our stock. Brokerage house policies limit or in some cases prevent trading low-priced stocks. These policies include including fixed price commission schedules that result in investors effectively paying higher percentage commissions for our stock, limits on the number of shares per order, and other policies. We may also be hindered from offering stock options or stock grants to existing and prospective employees, from raising additional capital through stock issuances or from issuing stock in acquisitions. Based on the number of shares outstanding on the record date, we will have approximately 100,000,000,000 shares of authorized but unissued shares of common stock, after deducting shares approximately 200,000,000,000 shares issuable upon conversion of the Notes and exercise of outstanding Warrants and possible Stock Awards under the Plan (see Executive Compensation – Equity Compensation Plan Information). These additional shares would be available from time to time for all of these purposes. Management currently has no present intention, plan, arrangement or agreement, written or oral, to issue shares for any purpose, except for the issuance of shares of common stock upon the conversion of the outstanding Notes, the exercise of outstanding Warrants and Options and the granting of possible Stock Awards under the Plan. The Board of Directors believes that the availability of the additional shares will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment.

Risks Associated with the Reverse Split

Although the price of our stock is likely to increase with the reverse split, there can be no assurance that the market will sustain the increase. Our total market capitalization may decrease after the reverse split. There will be fewer shares to trade; there may be reduced trading volume and less liquidity as a result. There can be no assurance that the reverse stock split will result in a price per share that will attract brokers and investors that restrict trading in low priced stocks.

One result of the reverse split is to make available additional shares for the Board of Directors to issue in satisfaction of the rights of the Investors to convert their Notes into shares, or at the discretion of the Board of Directors, to issue stock for acquisitions, to sell stock for cash, issue stock for services, and to underlie stock awards pursuant to the Plan. Such issuances will dilute existing stockholders.

Effective Date; Effects of the Proposed Amendment

Once approved, the reverse split will be effective at the close of the stock market on the date the First Amendment to the Restated Articles of Incorporation with Amendments is filed with the Nevada Secretary of State. The reverse split will be effected simultaneously for all our common stock and the exchange ratio will be equal for all of our common stock. The reverse split will affect all of our stockholders uniformly and will not affect any holder’s percentage ownership interests in the Company. Our reporting requirements under the Securities and Exchange Act of 1934, as amended, will not be affected.

In connection with the reverse stock split, our common stock will change its CUSIP number. This new CUSIP number will appear on any new stock certificates issued representing shares of our post-split common stock. If the reverse split results in you owning a fractional share, we will round up the number of shares to a whole number.

The number of shares you hold will automatically be reduced without any further action on your part and without regard to the date that you physically surrender your certificates to our transfer agent. Each certificate representing pre-split shares of common stock will, until surrendered and exchanged as described above, be deemed cancelled and, for all corporate purposes, will be deemed to represent only the number of post-split shares as a result of the reverse stock split. Note that you will not be entitled to receive any dividends or other distributions payable by us after the reverse stock split is effective until you surrender and exchange your certificates. If we issue and pay any dividends or make any distributions, these amounts will be withheld, accumulate and be paid to you, without interest, once you surrender your certificates for exchange. We have no current plans to pay any dividends or to make any distributions.

Federal Income Tax Consequences of the Reverse Split

The following is a summary of certain material federal income tax consequences of the reverse stock split and does not purport to be a complete discussion of all of the possible United States federal income tax consequences of the reverse split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. For example, the state and local tax consequences of the reverse stock split may vary significantly as to each stockholder, depending upon the state in which such stockholder resides. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the old shares were, and the new shares will be, held as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”) (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the reverse split.

It is the understanding of management that the reverse split will constitute a tax-free recapitalization under the Code and that we should not recognize any gain or loss as a result of the reverse split. In addition, our stockholders should not recognize any gain or loss. Although the issue is not free from doubt, receipt of an additional whole shares of common stock received in lieu of the receipt of a fractional share should be treated in the same manner and the stockholder should recognize no gain or loss as a result of the reverse stock split. However, it is possible that the receipt of additional shares could be wholly or partially taxable. The stockholder should consult a tax advisor to determine which of these treatments will apply upon the receipt of a whole share of common stock in lieu of a fractional share of common stock.

Management also understands that a stockholder’s aggregate basis in post-split shares of common stock will equal the aggregate basis in the pre-split shares of common stock owned by that stockholder that are exchanged for the post-split shares of common stock. Generally, the aggregate basis will be allocated among the post-split shares on a pro rata basis, however, if a stockholder has used the specific identification method to identify the basis in pre-split shares of common stock surrendered in the reverse stock split, the stockholder should consult a tax advisor to determine the basis in the post-split shares. The holding period of the post-split common stock received by a stockholder will generally include the stockholder’s holding period for the shares of pre-split common stock with respect to which post-split shares of common stock are issued, provided that the shares of pre-split common stock were held as a capital asset on the date of the exchange.

The understanding of management regarding the tax consequences of the reverse split is not binding on the Internal Revenue Service or the courts and we have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the reverse stock split. Accordingly, each stockholder should consult with its own tax advisor with respect to all of the potential tax consequences of the reverse stock.

Possible Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to be issued could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company), the reverse split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar amendments to our board of directors and stockholders. Other than the proposal to adopt the Restated Articles of Incorporation with Amendments and this proposal, the Board of Directors does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.

Accounting Effects of the Reverse Split

Following the effective date of the reverse stock split, the par value of our Common Stock will change from $.0001 par value per share to no par value. There will be one-one hundredth as many outstanding shares as before. The aggregate par value of all the issued and outstanding shares of our common stock, and stated capital will not change. All share and per share information in our financial statements will be restated to reflect the reverse split for all periods presented in our future reports. The amount of our stockholders’ equity will remain unchanged following the effective date. Our existing obligations, to the extent they may be discharged with shares of common stock, will be dischargeable with one one-hundredth the number of shares than before the reverse split.

Interest of Management in First Amendment to Restated Articles of Incorporation with Amendments

Management does not have a direct or indirect material interest in the First Amendment to Restated Articles of Incorporation with Amendments.

Vote Required

The affirmative vote of a majority of shares entitled to vote at Special Meeting is required to approve the First Amendment to the Restated Articles of Incorporation with Amendments for a one-for-one-hundred reverse split.

Recommendation of our Board of Directors

The Board of Directors believes that approval of Proposal Three is in the best interests of the Company and our stockholders for the reasons stated above. The board of directors recommends that stockholders vote “FOR” Proposal Three.

Other Matters

Our Board of Directors knows of no other matters to be acted upon at the meeting. However, if other matters should come before the Special Meeting, it is the intention of the proxies to vote each proxy in their discretion on such matters.

ANNUAL REPORT

Our annual report filed with the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2007, which includes audited financial statements and financial statement schedules, is included in the proxy and deemed to be a part of the proxy soliciting material. For information on how to obtain the annual report free of charge, please refer to the Notice of Special Meeting of Stockholders and Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held July 14, 2008. All of our reports filed pursuant to the Securities Exchange Act of 1934 together with the exhibits thereto are available without charge on the database of the Securities and Exchange Commission at www.sec.gov/edgar.

STOCKHOLDER PROPOSALS FOR THE NEXT SPECIAL MEETING

Under Rule 14a-8 of the Securities and Exchange Commission, proposals by stockholders intended for inclusion in our proxy statement and proxy for action at our next Special Meeting must be received by December 31, 2008 in order to be considered for inclusion in our proxy materials. Proposals must be addressed to Secretary, DealerAdvance, Inc., 16801 Addison Road, Suite 310, Addison, Texas 75001. Such proposals may be included in next year's proxy materials if they comply with certain rules and regulations of the Securities and Exchange Commission governing stockholder proposals. Under Rule 14a-4 of the Securities and Exchange Commission, for all other proposals by stockholders to be timely, a stockholder's notice must be delivered to, or mailed and received at, our principal executive offices not later than December 31, 2008. If a stockholder fails to so notify us of any such proposal prior to such date, management will be allowed to use their discretionary voting authority with respect to proxies held by management if the proposal is raised at the Special Meeting, without any discussion of the matter in our proxy statement.

EXHIBIT A

DEALERADVANCE, INC.
RESTATED ARTICLES OF INCORPORATION WITH AMENDMENTS

DEALERADVANCE, INC.

RESTATED ARTICLES OF INCORPORATION WITH AMENDMENTS

DealerAdvance, Inc., a Nevada corporation incorporated on September 8, 2000, hereby restates and amends its Articles of Incorporation as follows:

ARTICLE I

NAME

The name of the corporation is DealerAdvance, Inc.

ARTICLE II

DURATION

The corporation shall have perpetual existence.

ARTICLE III

PURPOSE

The purpose for which the corporation is organized shall be to engage in any lawful business for which corporations may be incorporated pursuant to the Nevada Business Corporation Act.

ARTICLE IV

CAPITAL STOCK

Section 1. Classes and Shares Authorized. The authorized capital stock of the corporation shall be 100,000,000,000 shares of Common Stock, no par value and 1,000,000,000 shares of Preferred Stock, $.01 par value. No stockholder shall have pre-emptive rights. The Board of Directors may increase or decrease the number of issued and outstanding shares of authorized capital stock without or without correspondingly decreasing the number of authorized shares of the same class or series.

Section 2. Preferred Stock. Shares of Preferred Stock may be divided into such series as may be established from time to time by the Board of Directors. The Board of Directors, from time to time, may fix and determine the designation and number of shares of any series and the relative rights and preferences of the shares of any series so established as to distinguish the shares thereof from the shares of all other series. The Board of Directors is also authorized, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any such series, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

Section 3. Common Stock.

(a) After the requirements with respect to the preferential dividends on the Preferred Stock, if any, shall have been met, and after the corporation shall have complied with all the requirements, if any, with respect to the setting aside of sums as sinking funds, or other provisions, if any, for the redemption or purchase of shares and subject further to any other conditions which may be fixed in accordance with the provisions of Section 2 of this Article IV, then, and not otherwise, the holders of the Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors.

(b) After distribution in full of the preferential amount, if any, to be distributed to the holders of the Preferred Stock in the event of voluntary or involuntary liquidation, the holders of the Common Stock shall be entitled to receive all of the remaining assets of the corporation, tangible and intangible, of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of the Common Stock held by them respectively.

(c) Except as may otherwise be required by law, each outstanding share of Common Stock shall entitle the holder thereof to one vote in respect to each share of Common Stock held by him on each matter submitted to a vote at a meeting of stockholders.

ARTICLE V

BOARD OF DIRECTORS

Section 1. Number of Directors; Criteria. The business and affairs of this corporation shall be governed by the Board of Directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided in the Bylaws of this corporation.

Directors of the corporation should have varied, complimentary backgrounds, proven leadership capabilities, experience at a high level responsibility within their field, a grasp of the issues in business, finance and the business segments in which the corporation operates, the highest personal and professional ethics, integrity and values, and commitment to the long-term interests of the corporation’s stockholders.

Section 2. Classification of Directors. At such time as there shall be six or more directors, the Board of Directors shall be divided into three classes, Class 1, Class 2 and Class 3, each class to be as nearly equal in number as possible, the term of office of Class 1 directors to expire at the first Special Meeting of stockholders after their election, that of Class 2 directors to expire at the second Special Meeting after their election, and that of Class 3 directors to expire at the third Special Meeting after their election. At each Special Meeting after such classification, the number of directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the third succeeding Special Meeting. No classification of directors shall be effective prior to the first Special Meeting of stockholders or at any time when the Board of Directors consists of less than six members. Notwithstanding the foregoing, and except as otherwise required by law, whenever the holders of any one or more series of Preferred Stock shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the term(s) of the director or directors elected by such holders shall expire at the next succeeding Special Meeting of stockholders.

Section 3. Removal of Directors. At a special stockholders’ meeting called expressly for that purpose, any or all directors may be removed with or without cause by a vote of the holders of a majority of the shares then entitled to vote at an election of directors.

Section 4. Nomination of Directors.

(a) Nominations for the election of directors may be made by the Board of Directors, by committee of the Board of Directors, or by any stockholder entitled to vote for the election of directors who is the record and/or beneficial owner of more than one percent of the corporation’s shares for one year or more. Nominations by stockholders shall be made by notice in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the corporation not less than 14 nor more than 50 days prior to any meeting of the stockholders called for the election of directors; provided, however, that if less than 21 days’ notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the corporation not later than the close of the seventh day following the day on which notice of the meeting was mailed to stockholders.

(b) Each notice under subsection (a) shall set forth that the nominee meets the corporation’s criteria for director, (b) the information required by Item 401 of Regulation S-K of the General Rules and Regulations under the Securities Exchange Act of 1934; and (c) be accompanied by a signed consent of the candidate to serve as a director, if nominated and elected.

(c) The chairman of the stockholders’ meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

ARTICLE VI

STOCKHOLDER VOTING

Section 1. General. Whenever the stockholders must approve any matter, the affirmative vote of a majority of the shares entitled to vote, represented in person or proxy, and voting at a duly held meeting at which a quorum is present shall be necessary to constitute such approval or authorization, except as otherwise provided in this Article VI. A quorum shall consist of not less than one-third of the shares entitled to vote at the meeting, unless otherwise provided by the Nevada Business Corporation Act.

Section 2. Cumulative Voting. Cumulative voting is not authorized for the election of Directors.

Section 3. Asset Dispositions. In the event the corporation proposes to enter into a transaction to sell, lease, exchange, or otherwise dispose of all or substantially all of the property and assets of the corporation, with or without its goodwill, if not in the usual and regular course of its business, with any substantial stockholder or affiliate of the corporation, such transaction shall be authorized upon receiving the affirmative vote of the holders of two-thirds of the shares entitled to vote thereon at a duly held meeting called for that purpose, unless such transaction is with any subsidiary of the corporation or is authorized by the affirmative vote of a majority of the continuing directors of the corporation (in which cases the two-thirds voting requirement shall be reduced to a majority).

Section 4. Mergers, Consolidations or Exchanges. In the event the corporation proposes to enter into a transaction to merge, consolidate, or exchange all of the issued or outstanding shares of one or more classes of the corporation, with any substantial stockholder or affiliate of the corporation, such transaction shall be authorized upon receiving the affirmative vote of the holders of two-thirds of the shares entitled to vote thereon at a duly held meeting called for that purpose, unless such transaction is with any subsidiary of the corporation or is authorized by the affirmative vote of a majority of the continuing directors of the corporation (in which case the two-thirds voting requirement shall be reduced to a majority).

Section 5. Definitions. As used in this Article VI, the following terms shall have the following meanings:

(i) An “affiliate” shall mean any person or entity that is an affiliate within the meaning of Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended;

(ii) A “continuing director” shall mean a director who was elected before the substantial stockholder or affiliate of the corporation which is to be a party to a proposed transaction within the scope of Sections 3 and 4 of this Article VI or is designated at or prior to his first election or appointment to the Board of Directors by the affirmative vote of a majority of the Board of Directors who are continuing directors;

(iii) A “subsidiary” shall mean any corporation in which the corporation owns the majority of each class of equity security; and,

(iv) A “substantial stockholder” shall mean any person or entity which is the beneficial owner, within the meaning of Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, of 10% or more of the outstanding capital stock of the corporation.

Section 6. Amendments. The affirmative vote of the holders of a majority of the shares entitled to vote thereon shall be necessary to amend these Articles of Incorporation, except for any other change expressly permitted by the directors by the Nevada Business Corporation Act.

Section 7. Action Without Meeting. Action required or permitted to be taken at a stockholders’ meeting may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all stockholders entitled to vote on the action were present and voted.

ARTICLE VII

CONFLICTS OF INTEREST

Section 1. Conflict of Interest Transaction. A conflict of interest transaction is a transaction with the corporation in which a director of the corporation has a direct or indirect interest. A conflict of interest transaction is not voidable by the corporation solely because of the director’s interest in the transaction if any one of the following is true:

(a) The material facts of the transaction and the director’s interest were disclosed or known to the Board of Directors or a committee of the Board of Directors and the Board of Directors or committee authorized, approved or ratified the transaction;

(b) The material facts of the transaction and the director’s interest were disclosed or known to the stockholders entitled to vote and they authorized, approved or ratified the transaction; or

(c) The transaction was fair to the corporation.

Section 2. Indirect Interest Defined. For purposes of this Article VII, a director of the corporation has an indirect interest in a transaction if:

(a) Another entity in which the director has a material financial interest or in which the director is a general partner is a party to the transaction; or

(b) Another entity of which the director is a director, officer or trustee is a party to the transaction and the transaction is or should be considered by the Board of Directors of the corporation.

3.  Director Authorization. For purposes of subsection (1)(a) of this Article VII, a conflict of interest transaction is authorized, approved or ratified if it receives the affirmative vote of a majority of the directors on the Board of Directors, or of the committee, who have no direct or indirect interest in the transaction. A transaction may not be authorized, approved or ratified under this section by a single director. If a majority of the directors who have no direct or indirect interest in the transaction vote to authorize, approve or ratify the transaction, a quorum is present for the purpose of taking action under this section. The presence of, or a vote cast by, a director with a direct or indirect interest in the transaction does not affect the validity of any action taken under Section (1)(a) of this Article VII if the transaction is otherwise authorized, approved or ratified as provided in Section 1 of this Article VII.

4.  Stockholder Authorization. For purposes of Section (1)(b) of this Article VII, a conflict of interest transaction is authorized, approved or ratified if it receives the vote of a majority of the shares entitled to be counted under this subsection, voting as a single voting group. Shares owned by or voted under the control of a director who has a direct or indirect interest in the transaction, and shares owned by or voted under the control of an entity described in Section (2)(a) of this Article VII may be counted in a vote of stockholders to determine whether to authorize, approve or ratify a conflict of interest transaction under Section (1)(b) of this Article VII. A majority of the shares, whether or not present, that are entitled to be counted in a vote on the transaction under this Article VII constitutes a quorum for the purpose of taking action under this section.

Section 5. Corporate Opportunities. The officers, directors and other members of management of this corporation shall be subject to the doctrine of corporate opportunities in which this corporation has expressed an interest as determined from time to time by resolution of the Board of Directors. When such areas of interest are delineated, all such business opportunities within such areas of interest that come to the attention of the officers, directors and other members of management of this corporation shall be disclosed promptly to this corporation and made available to it. The Board of Directors may reject any business opportunity presented to it, and thereafter any officer, director or other member of management may avail himself of such opportunity. Until such time as this corporation, through its Board of Directors, has designated an area of interest, the officers, directors and other members of management of this corporation shall be free to engage in such areas of interest on their own and the provisions hereof shall not limit the rights of any officer, director or other member of management of this corporation to continue a business existing prior to the time that such area of interest is designated by this corporation. This provision shall not be construed to release any employee of the corporation (other than an officer, director or member of management) from any duties that such employee may have to the corporation.

ARTICLE VIII

INDEMNIFICATION

Section 1. Direct Actions. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action filed by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the corporation’s request as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he:

(a) Acted in good faith; and,

(b) In a manner he reasonably believed to be in or not opposed to the best interests of the corporation; or,

(c) With respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful.

The termination of any proceeding by judgment, order, or conviction, or upon a plea of nolo contendere or its equivalent, is not of itself determinative that the individual did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, or that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

Section 2. Derivative Actions. The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys’ fees actual and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which the such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation of amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or another court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

Section 3. Mandatory Indemnification. To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding, or in defense of any claim, issue or matter therein, the corporation shall indemnify him against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense.

Section 4. Determination. The corporation may not indemnify a director, officer, employee or agent under Section 1 or Section 2 of this Article VIII unless authorized in the specific case after a determination has been made that indemnification of the individual is permissible in the circumstances, because he has met the applicable standard of conduct. A determination that indemnification is permissible shall be made:

(a) By the stockholders;

(b) By the board of directors by majority vote of a quorum consisting of directors not at parties to the action, suit or proceeding; or,

(c) If a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion.

Authorization of indemnification and evaluation as to the reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible, except that if the determination is made by independent legal counsel, authorization of indemnification and evaluation as to reasonableness of expenses shall be made by those entitled under subsection (2)(b) of this section to select counsel.

Section 5. Advance of Expenses. The corporation shall pay the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation.

Section 6. Limitation on Indemnification and Advance of Expenses. Unless ordered by a court, indemnification or advance of expenses may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omission involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

Section 7. Insurance. The Board of Directors may exercise the corporation’s power to purchase and maintain insurance or make financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving as a director, officer, employee or agent of another corporation, partnership, joint venture or other enterprise for any liability asserted against him and expenses incurred by him in his capacity as a director, officer, employee or agent or arising out of his status as such, whether or not the corporation has the authority to indemnify him against such liability and expenses. No financial arrangement made pursuant to this section may provide protection for a person adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom to be liable for intentional misconduct, fraud or a knowing violation of law, except with respect to the advance of expenses or indemnification ordered by a court.

— End of Amendment —

EXHIBIT B

DEALERADVANCE, INC.

FIRST AMENDMENT TO RESTATED ARTICLES OF INCORPORATION WITH AMENDMENTS

DEALERADVANCE, INC., a Nevada corporation incorporated on September 8, 2008, hereby restates and amends Article IV, Capital Stock, Section 3. Classes and Shares Authorized of its Restated Articles of Incorporation with Amendments by adding a new subparagraph (d), to read as follows:

ARTICLE IV

CAPITAL STOCK

Section 3. Common Stock.

……………

(d) At the close of the trading market on the filing date hereof with the Nevada Secretary of State, the issued and outstanding shares of the corporation’s Common Stock, $.0001 par value, shall be reverse split, and each one hundred shares thereof shall be deemed exchanged for one share of the corporation’s Common Stock, $.0001 par value, without any further action by the holder thereof, and without any change in the number of authorized shares of common stock provided for in Section 1 of this article entitled Classes and Shares Authorized. Any resulting fractional shares will be rounded up to a whole share.

— End of Amendment —

DEALERADVANCE, INC.
PROXY FOR 2008 SPECIAL MEETING OF STOCKHOLDERS
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of DealerAdvance, Inc. (the "Company") hereby constitutes and appoints Steven E. Humphries and David L. Wange, jointly and severally, with power of substitution, as proxies (the "Proxies") to represent the undersigned at the Special Meeting of stockholders of the Company to be held at 2:00 p.m., local time, on July 14, 2008, at the Company's offices, 16801 Addison Road, Suite 310, Addison, Texas 75001 and at any adjournment(s) thereof (the "Meeting"), and to vote the number of shares the undersigned would be entitled to vote if present in person as specified on the following matters and otherwise in their discretion.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE DIRECTOR NOMINEE AND
FOR THE APPROVAL OF PROPOSALS 2, 3, AND 4.

1. To elect a director to the Company's Board of Directors as follows:

☐ FOR all nominees listed below, except ¨ WITHHOLD AUTHORITY as to

Steven E. Humphries

Note: To withhold authority to vote for a nominee, strike out the nominee's name. If you do not strike out the name your proxy will be voted "for" each nominee above.

2. To approve the Restated Articles of Incorporation with Amendments to increase our authorized common stock to 100,000,000,000 shares.

☐FOR approval         ☐ AGAINST approval         ☐ ABSTAIN

3. To approve the First Amendment to the Restated Articles of Incorporation with Amendments authorizing a one for one hundred reverse stock split without changing the number of authorized number of shares of common stock.

☐ FOR approval         ☐ AGAINST approval         ☐ ABSTAIN

THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. YOU MAY REVOKE THE PROXY
BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY
ISSUING A LATER PROXY, OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

Please mark, date, sign and return this proxy as soon as possible in the enclosed envelope. For a corporation, limited liability company, partnership, attorney-in-fact, executor, administrator, trustee, guardian and the like, please indicate the capacity in which you are authorized to vote on behalf of the other person or entity, as the case may be. For joint tenants, both should please sign.

Please sign below

X

Please indicate signature capacity below
-Or-
Other joint tenant please sign below

X

Please date: __________________

☐ PLEASE CHECK IF YOU PLAN TO ATTEND THE MEETING.